Exhibit 27(r)

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Southland Life Insurance Company:
As Director and President of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-89574
33-97852
333-46294
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976	811-09106

hereby ratifying and confirming on this 22 day of January, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay
Keith Gubbay, Director and President

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 1st day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                      SIGNATURE/TITLE

              /s/  Thomas J. McInerney
------------------------------------------------------
                   Thomas J. McInerney


                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 29th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

              /s/  Randy Lowery
-------------------------------------------------
                   P. Randall Lowery


                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                SIGNATURE/TITLE

             /s/  Mark Tullis
-------------------------------------------------
                  Mark Tullis


POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Southland Life Insurance Company:
As Director, Senior Vice President and Chief Financial Officer of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-89574
33-97852
333-46294
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976	811-09106

hereby ratifying and confirming on this 23 day of January 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier, Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Southland Life Insurance Company:
As Vice President and Chief Accounting Officer of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-89574
33-97852
333-46294
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976	811-09106

hereby ratifying and confirming on this 21st day of January, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Cheryl L. Price
Cheryl L. Price, Vice President and Chief Accounting Officer